                                   EXHIBIT 2.5

                               Amendment No. 1 to
                          Agreement and Plan of Merger

                               AMENDMENT NO. 1 TO
                          AGREEMENT AND PLAN OF MERGER


     This Amendment No. 1 to Agreement and Plan of Merger (this "Amendment"), dated as of March 31, 1994 among each of the corporations listed on Schedule A attached hereto (each a "Target" and all collectively referred to as the "Targets"), each person listed on the signature pages attached hereto (all collectively referred to as the "Shareholder Group"), Michaels Stores, Inc., a Delaware corporation ("Michaels"), and each of the corporations listed on Schedule B attached hereto (each a wholly owned subsidiary of Michaels and referred to herein as "Newco" and all collectively referred to as "Newcos");

                                   WITNESSETH:

     WHEREAS, the Targets, the Shareholder Group, Michaels and the Newcos entered into that certain Agreement and Plan of Merger, dated as of March 3, 1994 (the "Agreement"); and

     WHEREAS, the Targets, the Shareholder Group, Michaels and the Newcos desire to modify and amend the terms of the Agreement in certain respects;

     NOW, THEREFORE, in consideration of the mutual representations, warranties and covenants herein contained, and on the terms and subject to the conditions herein set forth, the parties hereby agree as follows:

     1. DEFINITIONS. As used in this Amendment, all capitalized terms not otherwise defined herein shall have the meanings attributed to such terms in the Agreement.

     2. AMENDMENT OF SECTION 2.02. The first sentence of Section 2.02 is amended in its entirety to read as follows:

               The parties expect that the Closing shall take place on April 15, 1994, but in no event shall the Closing shall take place after April 30, 1994, and the Closing shall take place at the offices of Jackson & Walker, L.L.P., 901 Main Street, Suite 6000, Dallas, Texas 75202 or at such other time and place and/or on such other date as the Shareholder Group and Michaels may agree.

     3. AMENDMENT TO SECTION 14.01. Subsection (g) of Section 14.01 shall be modified in its entirety to read as follows:

               (g) by Michaels or by any of the Targets if the Merger shall not have been consummated by April 30, 1994.

     4. AMENDMENT TO SIGNATURE PAGE. The signature block under the heading "TARGET 18" is modified in its entirety to read as follows:

               PARTY DEPOT INC.

     5. AMENDMENT. This Amendment may be amended, modified or supplemented only by an instrument in writing executed by all the parties hereto.

     6. EFFECT OF AMENDMENT. Except as otherwise provided herein, the representations, warranties, covenants, terms and conditions of this Amendment and the Agreement shall remain unchanged and in full force and effect.

     7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS (BUT NOT THE RULES GOVERNING CONFLICTS OF LAWS) OF THE STATE OF TEXAS. THE PARTIES AGREE THAT THIS AMENDMENT SHALL BE PERFORMABLE IN DALLAS COUNTY, TEXAS.

     8. CAPTIONS. The captions in this Amendment are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

     9. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                              MICHAELS
                         -------------

                              MICHAELS STORES, INC.,
                              a Delaware corporation


                              By:
                                 ------------------------------------------
                              Its:
                                  -----------------------------------------

                              NEWCO 1
                         ------------

                              OCFS ACQUISITION CO. #1,
                              an Oregon corporation



                              By:
                                 ------------------------------------------

                              Its:
                                  -----------------------------------------


                              NEWCO 2
                         ------------

                              OCFS ACQUISITION CO. #2,
                              an Oregon corporation



                              By:
                                 ------------------------------------------

                              Its:
                                  -----------------------------------------


                              NEWCO 3
                         ------------

                              OCFS ACQUISITION CO. #3,
                              an Oregon Corporation



                              By:
                                 ------------------------------------------

                              Its:
                                  -----------------------------------------

                              NEWCO 4
                         ------------

                              OCFS ACQUISITION CO. #4,
                              an Oregon corporation



                              By:
                                 ------------------------------------------

                              Its:
                                  -----------------------------------------


                              NEWCO 5
                         ------------

                              OCFS ACQUISITION CO. #5,
                              a Washington corporation


                              By:
                                 ------------------------------------------

                              Its:
                                  -----------------------------------------


                              NEWCO 6
                         ------------

                              OCFS ACQUISITION CO. #6,
                              an Oregon corporation



                              By:
                                 ------------------------------------------

                              Its:
                                  -----------------------------------------


                              NEWCO 7
                         ------------

                              OCFS ACQUISITION CO. #7,
                              an Oregon corporation



                              By:
                                 ------------------------------------------

                              Its:
                                  -----------------------------------------

                              NEWCO 8
                         ------------

                              OCFS ACQUISITION CO. #8,
                              an Oregon corporation



                              By:
                                 ------------------------------------------

                              Its:
                                  -----------------------------------------


                              NEWCO 9
                         ------------

                              OCFS ACQUISITION CO. #9,
                              an Oregon corporation



                              By:
                                 ------------------------------------------

                              Its:
                                  -----------------------------------------



                              NEWCO 10
                         -------------

                              OCFS ACQUISITION CO. #10,
                              a California corporation



                              By:
                                 ------------------------------------------

                              Its:
                                  -----------------------------------------


                              NEWCO 11
                         -------------

                              OCFS ACQUISITION CO. #11,
                              a California corporation



                              By:
                                 ------------------------------------------

                              Its:
                                  -----------------------------------------

                              NEWCO 12
                         -------------

                              OCFS ACQUISITION CO. #12,
                              a California corporation



                              By:
                                 ------------------------------------------

                              Its:
                                  -----------------------------------------


                              NEWCO 13
                         -------------

                              OCFS ACQUISITION CO. #13,
                              a California corporation



                              By:
                                 ------------------------------------------

                              Its:
                                  -----------------------------------------


                              NEWCO 14
                         -------------

                              OCFS ACQUISITION CO. #14,
                              a California corporation



                              By:
                                 ------------------------------------------

                              Its:
                                  -----------------------------------------


                              NEWCO 15
                         -------------

                              OCFS ACQUISITION CO. #15,
                              a California corporation



                              By:
                                 ------------------------------------------

                              Its:
                                  -----------------------------------------

                              NEWCO 16
                         -------------

                              OCFS ACQUISITION CO. #16,
                              a California corporation



                              By:
                                 ------------------------------------------

                              Its:
                                  -----------------------------------------


                              NEWCO 17
                         -------------

                              OCFS ACQUISITION CO. #17,
                              a California corporation



                              By:
                                 ------------------------------------------

                              Its:
                                  -----------------------------------------


                              NEWCO 18
                         -------------

                              OCFS ACQUISITION CO. #18,
                              an Oregon corporation



                              By:
                                 ------------------------------------------

                              Its:
                                  -----------------------------------------

                              TARGET 1
                              --------

                              OREGON CRAFT & FLORAL SUPPLY CO.,
                              INC., an Oregon corporation


                              By:
                                        -----------------------------------

                              Its:
                                        -----------------------------------



                              TARGET 2
                              --------

                              OREGON CRAFT & FLORAL SUPPLY CO. II,
                              INC., an Oregon corporation


                              By:
                                        -----------------------------------

                              Its:
                                        -----------------------------------



                              TARGET 3
                              --------

                              OREGON CRAFT & FLORAL SUPPLY CO. III,
                              INC., an Oregon corporation


                              By:
                                        -----------------------------------

                              Its:
                                        -----------------------------------



                              TARGET 4
                              --------

                              OREGON CRAFT & FLORAL SUPPLY CO. IV,
                              INC., an Oregon corporation


                              By:
                                        -----------------------------------

                              Its:
                                        -----------------------------------

                              TARGET 5
                              --------

                              OREGON CRAFT & FLORAL SUPPLY CO. V,
                              INC., a Washington corporation


                              By:
                                        -----------------------------------

                              Its:
                                        -----------------------------------



                              TARGET 6
                              --------

                              OREGON CRAFT & FLORAL SUPPLY CO. VI,
                              INC., an Oregon corporation


                              By:
                                        -----------------------------------

                              Its:
                                        -----------------------------------



                              TARGET 7
                              --------

                              OREGON CRAFT & FLORAL SUPPLY CO. VII,
                              INC., an Oregon corporation



                              By:
                                        -----------------------------------

                              Its:
                                        -----------------------------------


                              TARGET 8
                              --------

                              OREGON CRAFT & FLORAL SUPPLY CO. VIII,
                              INC., an Oregon corporation


                              By:
                                        -----------------------------------

                              Its:
                                        -----------------------------------

                              TARGET 9
                              --------

                              OREGON CRAFT & FLORAL SUPPLY CO. IX,
                              INC., an Oregon corporation


                              By:
                                        -----------------------------------

                              Its:
                                        -----------------------------------



                              TARGET 10
                              ---------

                              HABIF & ROSS ENTERPRISES, INC.,
                              a California corporation


                              By:
                                        -----------------------------------

                              Its:
                                        -----------------------------------



                              TARGET 11
                              ---------

                              RIVERSIDE CRAFT & FLORAL SUPPLY CO.,
                              INC., a California corporation


                              By:
                                        -----------------------------------

                              Its:
                                        -----------------------------------


                              TARGET 12
                              ---------

                              SAN DIEGO CRAFT & FLORAL SUPPLY CO.,
                              INC., a California corporation


                              By:
                                        -----------------------------------

                              Its:
                                        -----------------------------------

                              TARGET 13
                              ---------

                              MISSION VIEJO CRAFT & FLORAL, INC.,
                              a California corporation


                              By:
                                        -----------------------------------

                              Its:
                                        -----------------------------------



                              TARGET 14
                              ---------

                              H.F.C.S., INC.
                              a California corporation


                              By:
                                        -----------------------------------

                              Its:
                                        -----------------------------------



                              TARGET 15
                              ---------

                              SAN LEANDRO CRAFT & FLORAL SUPPLY
                              CO., INC., a California corporation


                              By:
                                        -----------------------------------

                              Its:
                                        -----------------------------------


                              TARGET 16
                              ---------

                              ORANGE CRAFT & FLORAL SUPPLY CO.,
                              INC., a California corporation


                              By:
                                        -----------------------------------

                              Its:
                                        -----------------------------------

                              TARGET 17
                              ---------

                              H & H CRAFT & FLORAL SUPPLY CO.
                              #9, INC., a California corporation


                              By:
                                        -----------------------------------

                              Its:
                                        -----------------------------------



                              TARGET 18
                              ---------

                              PARTY DEPOT INC., an Oregon corporation


                              By:
                                        -----------------------------------

                              Its:
                                        -----------------------------------

                              SHAREHOLDER GROUP
                              -----------------



                              --------------------------------------------
                              James N. Ross


                              ROBERT T. AND SHEILA O. ROGERS, CO-TRUSTEES UDT DATED JUNE 12, 1985


                              By:
                                 -----------------------------------------
                                   Robert T. Rogers, Trustee


                              By:
                                 -----------------------------------------
                                   Sheila O. Rogers, Trustee


                              NELSON M. ROSS, JR. AND L. MARILYN ROSS, TRUSTEES UNDER THE ROSS LIVING TRUST DATED JANUARY 29, 1991


                              By:
                                 -----------------------------------------
                                   Nelson M. Ross, Jr., Trustee


                              By:
                                 -----------------------------------------
                                   L. Marilyn Ross, Trustee

                                   SCHEDULE A



                                                                  State of      Fiscal Year
Name of Corporation                                             Incorporation       End
- -------------------                                             -------------       ---

Oregon Craft & Floral Supply Co., Inc. ("Target 1")                Oregon          6/30
Oregon Craft & Floral Supply Co. II, Inc. ("Target 2")             Oregon          6/30
Oregon Craft & Floral Supply Co. III, Inc. ("Target 3")            Oregon          7/31
Oregon Craft & Floral Supply Co. IV, Inc. ("Target 4")             Oregon          7/31
Oregon Craft & Floral Supply Co. V., Inc. ("Target 5")           Washington        7/31
Oregon Craft & Floral Supply Co. VI, Inc. ("Target 6")             Oregon          2/28
Oregon Craft & Floral Supply Co. VII, Inc. ("Target 7")            Oregon          4/30
Oregon Craft & Floral Supply Co. VIII, Inc. ("Target 8")           Oregon          8/31
Oregon Craft & Floral Supply Co. IX, Inc. ("Target 9")             Oregon          8/31
Habif & Ross Enterprises, Inc. ("Target 10")                     California        4/30
Riverside Craft & Floral Supply Co., Inc. ("Target 11")          California        3/31
San Diego Craft & Floral Supply Co., Inc. ("Target 12")          California        5/31
Mission Viejo Craft & Floral, Inc. ("Target 13")                 California        6/30
H.F.C.S., Inc. ("Target 14")                                     California        1/31
San Leandro Craft & Floral Supply Co., Inc. ("Target 15")        California        4/30
Orange Craft & Floral Supply Co., Inc. ("Target 16")             California        2/28
H & H Craft & Floral Supply Co. #9, Inc. ("Target 17")           California        1/31
Party Depot Inc. ("Target 18")                                     Oregon

                                   SCHEDULE B



      Name of Corporation                        State of Incorporation
      -------------------                        ----------------------
OCFS Acquisition Co. #1 ("Newco 1")                      Oregon
OCFS Acquisition Co. #2 ("Newco 2")                      Oregon
OCFS Acquisition Co. #3 ("Newco 3")                      Oregon
OCFS Acquisition Co. #4 ("Newco 4")                      Oregon
OCFS Acquisition Co. #5 ("Newco 5")                    Washington
OCFS Acquisition Co. #6 ("Newco 6")                      Oregon
OCFS Acquisition Co. #7 ("Newco 7")                      Oregon
OCFS Acquisition Co. #8 ("Newco 8")                      Oregon
OCFS Acquisition Co. #9 ("Newco 9")                      Oregon
OCFS Acquisition Co. #10 ("Newco 10")                  California
OCFS Acquisition Co. #11 ("Newco 11")                  California
OCFS Acquisition Co. #12 ("Newco 12")                  California
OCFS Acquisition Co. #13 ("Newco 13")                  California
OCFS Acquisition Co. #14 ("Newco 14")                  California
OCFS Acquisition Co. #15 ("Newco 15")                  California
OCFS Acquisition Co. #16 ("Newco 16")                  California
OCFS Acquisition Co. #17 ("Newco 17")                  California
OCFS Acquisition Co. #18 ("Newco 18")                    Oregon